EXHIBIT 23.3





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 11, 2000 included in the U.S. Energy Corp.'s Form 10-K for the fiscal year ended May 31, 2000 and to all references to our Firm included in this registration statement.


                                                 /s/   Arthur Andersen LLP

Denver, Colorado,
  November 15, 2001



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